UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	November 30, 2018

PEBBLEBROOK HOTEL TRUST

(Exact name of registrant as specified in its charter)

Maryland	001-34571	27-1055421
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

7315 Wisconsin Avenue, 1100 West, Bethesda, Maryland		20814
______________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	(240) 507-1300

Not Applicable

Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.01. Completion of Acquisition or Disposition of Assets.

On November 30, 2018, Pebblebrook Hotel Trust (“Pebblebrook”) completed its previously announced merger with LaSalle Hotel Properties (“LaSalle”) pursuant to that certain Agreement and Plan of Merger dated as of September 6, 2018, as amended on September 18, 2018 (the “Merger Agreement”), by and among Pebblebrook, Pebblebrook Hotel, L.P. (“Pebblebrook OP”), Ping Merger Sub, LLC (“Merger Sub”), Ping Merger OP, LP (“Merger OP”), LaSalle and LaSalle Hotel Operating Partnership, L.P. (“LaSalle OP”).

Pursuant to the Merger Agreement, on November 30, 2018, Merger OP merged with and into LaSalle OP (the “Partnership Merger”) with LaSalle OP surviving as a subsidiary of Pebblebrook OP. Immediately following the Partnership Merger, LaSalle merged with and into Merger Sub (the “Company Merger” and, together with the Partnership Merger, the “Mergers”) with Merger Sub surviving as a wholly owned subsidiary of Pebblebrook. On December 3, 2018, Merger Sub assigned all of its rights and obligations to Pebblebrook and was dissolved.

Pursuant to the Merger Agreement, at the effective time of the Company Merger (the “Company Merger Effective Time”), each common share of beneficial interest, $.01 par value per share, of LaSalle (each, a “LaSalle Common Share”), other than Excluded Shares (as defined in the Merger Agreement), that was issued and outstanding immediately prior to the Company Merger Effective Time, was converted into the right to receive, at the election of the holder, either: (i) 0.92 (the “Exchange Ratio”) validly issued, fully paid and nonassessable common shares of beneficial interest (the “Common Share Consideration”), $0.01 par value per share, of Pebblebrook (the “Pebblebrook Common Shares”) and cash in lieu of fractional shares, if any; or (ii) $37.80 in cash, subject to certain adjustments and to any applicable withholding tax (the “Cash Consideration” and, together with the Common Share Consideration, the “Merger Consideration”). The maximum number of LaSalle Common Shares that were eligible to be converted into the right to receive the Cash Consideration was equal to 30% of the aggregate number of LaSalle Common Shares issued and outstanding as of immediately prior to the Company Merger Effective Time. LaSalle Common Shares held by Pebblebrook were excluded from the cash election in the Company Merger, effectively increasing the maximum number of LaSalle Common Shares that were eligible to be converted into the right to receive the Cash Consideration to approximately 33% of the aggregate number of LaSalle Common Shares outstanding immediately prior to the Company Merger Effective Time. The holders of 85.8 million LaSalle Common Shares, or approximately 77% of LaSalle Common Shares deemed outstanding for purposes of the election (including the shares held by Pebblebrook, which were not eligible to receive the Cash Consideration), elected to receive the Cash Consideration. Holders of the remaining 25.4 million LaSalle Common Shares, or approximately 23% of the LaSalle Common Shares eligible to elect the Cash Consideration, either elected to receive Pebblebrook Common Shares, did not submit valid elections, submitted an election expressing no preference or represent the approximately 10 million LaSalle Common Shares held by Pebblebrook that were not eligible to receive the Cash Consideration. The LaSalle Common Shares of shareholders that validly elected to receive 100% Cash Consideration were converted into an amount in cash equal to $37.80 multiplied by (i) the number of such holder’s LaSalle Common Shares multiplied by (ii) the Cash Consideration percentage of approximately 38.9%, and an amount of Pebblebrook Common Shares equal to approximately 61.1% of the number of such holder’s LaSalle Common Shares multiplied by 0.92. The cash elections of LaSalle shareholders that validly elected a combination of the Cash Consideration and Common Share Consideration were prorated based on the above percentages subject to their individual cash/share elections.

In addition, pursuant to the Merger Agreement, at the Company Merger Effective Time, each outstanding 6.375% Series I Cumulative Redeemable Preferred Share of Beneficial Interest, $.01 par value per share, of LaSalle (the “LaSalle Series I Preferred Shares”) was converted into the right to receive one share of a newly designated class of preferred shares of Pebblebrook, the 6.375% Series E Cumulative Redeemable Preferred Shares of Beneficial Interest, $0.01 par value per share (the “Series E Preferred Shares”), having the rights, preferences, privileges and voting powers materially unchanged from those of the LaSalle Series I Preferred Shares, and each outstanding 6.3% Series J Cumulative Redeemable Preferred Share of Beneficial Interest, $.01 par value per share, of LaSalle (the “LaSalle Series J Preferred Shares”) was converted into the right to receive one share of a newly designated class of preferred shares of Pebblebrook, the 6.3% Series F Cumulative Redeemable Preferred Shares of Beneficial Interest, $0.01 par value per share (the “Series F Preferred Shares”), having the rights, preferences, privileges and voting powers materially unchanged from those of the LaSalle Series J Preferred Shares.

At the effective time of the Partnership Merger (the “Partnership Merger Effective Time”), each common unit of LaSalle OP (a “LaSalle OP Common Unit”) that was issued and outstanding immediately prior to the Partnership Merger Effective Time, other than LaSalle OP Common Units held by LaSalle and its subsidiaries, was cancelled and converted into the right to receive 0.92 newly and validly issued common units of Pebblebrook OP, without interest.

In addition, each restricted LaSalle Common Share (the “Restricted Shares”) that was outstanding immediately prior to the Company Merger Effective Time, including those held by LaSalle executive officers, automatically became fully vested and all restrictions thereon lapsed, and was cancelled in exchange for the right to receive the Merger Consideration. Each award of performance shares with respect to LaSalle Common Shares (each, a “Performance Award”) that was outstanding immediately prior to the Company Merger Effective Time automatically became earned and vested with respect to 180% of the target number of LaSalle Common Shares subject to such Performance Award agreement, and thereafter was cancelled and exchanged for the right to receive such number of earned and vested LaSalle Common Shares, which were considered outstanding as of such time, and to receive the Merger Consideration with respect to such LaSalle Common Shares. Each award of deferred LaSalle Common Shares (each, a “Deferred Share Award”) that was outstanding immediately prior to the Company Merger Effective Time was cancelled in exchange for the number of LaSalle Common Shares subject to such Deferred Share Award (prior to its cancellation), which LaSalle Common Shares were considered outstanding as of such time, and to receive the Merger Consideration with respect to such LaSalle Common Shares.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

Term Loan Facility

As previously disclosed by Pebblebrook in its Current Report on Form 8-K filed with the United States Securities and Exchange Commission (the “SEC”) on November 1, 2018, on October 31, 2018, Pebblebrook, as parent guarantor, Pebblebrook OP, and certain subsidiaries of Pebblebrook OP, as guarantors, entered into a credit agreement with Bank of America, N.A. (“BofA”), as administrative agent, and certain other lenders named therein (the “Credit Agreement”). The Credit Agreement provides for a $1.75 billion unsecured borrowing capacity, composed of five term loan facilities.

On November 30, 2018, Pebblebrook OP drew an aggregate of $1.75 billion under the five unsecured term loan facilities pursuant to the Credit Agreement in connection with the Mergers. Borrowings under the Credit Agreement bear interest at a rate per annum equal to, at the option of Pebblebrook, (i) LIBOR plus a margin that is based upon Pebblebrook's leverage ratio or (ii) the Base Rate (as defined in the Credit Agreement) plus a margin that is based on Pebblebrook's leverage ratio. The margins for term loans range in amount from 1.40% to 2.20% for LIBOR-based loans and 0.40% to 1.20% for Base Rate-based loans, depending on Pebblebrook's leverage ratio.

Exercise of Accordion

As previously disclosed by Pebblebrook in its Current Report on Form 8-K filed with the SEC on October 17, 2017, the Company, as parent guarantor, Pebblebrook OP, as borrower, and certain subsidiaries of Pebblebrook OP, as guarantors, entered into that certain Fourth Amended and Restated Credit Agreement, dated as of October 13, 2017, with BofA, as administrative agent, swing line lender and L/C issuer, and certain other lenders named therein (the “Primary Credit Agreement”).  The Primary Credit Agreement provides for a $750 million unsecured borrowing capacity, composed of a $450 million unsecured revolving credit facility, which matures on January 15, 2022, and a $300 million unsecured term loan facility, which matures on January 15, 2023. Subject to certain terms and conditions set forth in the Primary Credit Agreement, Pebblebrook OP may request additional lender commitments under either or both facilities of up to an additional aggregate of $500 million (the “Accordion Feature”), so that Pebblebrook OP may borrow up to a maximum of $1.25 billion under the facilities.

On November 30, 2018, Pebblebrook exercised a portion of the Accordion Feature to increase the maximum amount available under the unsecured revolving credit facility to $650 million, from $450 million. No additional borrowings were made under the facility at that time. The amount available to borrow from time to time under the unsecured revolving credit facility will vary based on Pebblebrook’s operating activities and any financial covenant limitations.

Item 3.03. Material Modification to Rights of Security Holders.
Series E Preferred Shares
On November 30, 2018, Pebblebrook filed, with the State Department of Assessments and Taxation of the State of Maryland (the “SDAT”), Articles Supplementary (the “Series E Articles Supplementary”) to Pebblebrook’s Declaration of Trust, as amended and supplemented, classifying and designating 4,400,000 of Pebblebrook’s authorized preferred shares of beneficial interest, $0.01 par value per share, as Series E Preferred Shares. A summary of the material terms of the Series E Preferred Shares is set forth under the caption “Description of Shares of Beneficial Interest-6.375% Series E Cumulative Redeemable Preferred Shares” in Pebblebrook’s joint proxy statement/prospectus, dated October 29, 2018, as filed with the SEC. The summary of the Series E Preferred Shares in the joint proxy statement/prospectus and the following description of the Series E Preferred Shares are qualified in their entirety by reference to the Series E Articles Supplementary, which are hereby incorporated by reference into this Item 3.03 and which were filed as Exhibit 3.3 to Pebblebrook’s Registration Statement on Form 8-A, filed with the SEC on November 30, 2018.
The Series E Preferred Shares rank senior to Pebblebrook Common Shares with respect to distribution rights and rights upon the voluntary or involuntary liquidation, dissolution or winding up of Pebblebrook. The Series E Preferred Shares rank on a parity with Pebblebrook’s 6.50% Series C Cumulative Redeemable Preferred Shares of Beneficial Interest, $0.01 par value per share (the “Series C Preferred Shares”), Pebblebrook’s 6.375% Series D Cumulative Redeemable Preferred Shares of Beneficial Interest, $0.01 par value per share (the “Series D Preferred Shares”), and the Series F Preferred Shares with respect to distribution rights and rights upon the voluntary or involuntary liquidation, dissolution or winding up of Pebblebrook.
In addition to other preferential rights, each holder of Series E Preferred Shares is entitled to receive a liquidation preference, which is equal to $25.00 per Series E Preferred Share, plus any accrued and unpaid distributions to, but not including, the date of the payment, before the holders of Pebblebrook Common Shares, in the event of any voluntary or involuntary liquidation, dissolution or winding-up of Pebblebrook. Furthermore, Pebblebrook is restricted from declaring or paying any distributions, or setting aside any funds for the payment of distributions, on the Pebblebrook Common Shares, Series C Preferred Shares, Series D Preferred Shares or Series F Preferred Shares or, subject to certain exceptions, redeeming or otherwise acquiring Pebblebrook Common Shares, Series C Preferred Shares, Series D Preferred Shares or Series F Preferred Shares, as applicable, unless full cumulative distributions on the Series E Preferred Shares have been declared and either paid or set aside for payment in full for all past distribution periods.
Series F Preferred Shares
On November 30, 2018, Pebblebrook filed, with the SDAT, Articles Supplementary (the “Series F Articles Supplementary”) to Pebblebrook’s Declaration of Trust, as amended and supplemented, classifying and designating 6,000,000 of Pebblebrook’s authorized preferred shares of beneficial interest, $0.01 par value per share, as Series F Preferred Shares. A summary of the material terms of the Series F Preferred Shares is set forth under the caption “Description of Shares of Beneficial Interest-6.3% Series F Cumulative Redeemable Preferred Shares” in Pebblebrook’s joint proxy statement/prospectus, dated October 29, 2018, as filed with the SEC. The summary of the Series F Preferred Shares in the joint proxy statement/prospectus and the following description of the Series F Preferred Shares are qualified in their entirety by reference to the Series F Articles Supplementary, which are hereby incorporated by reference into this Item 3.03 and which were filed as Exhibit 3.4 to Pebblebrook’s Registration Statement on Form 8-A, filed with the SEC on November 30, 2018.
The Series F Preferred Shares rank senior to Pebblebrook Common Shares with respect to distribution rights and rights upon the voluntary or involuntary liquidation, dissolution or winding up of Pebblebrook. The Series F Preferred Shares rank on a parity with the Series C Preferred Shares, the Series D Preferred Shares and the Series E Preferred Shares, with respect to distribution rights and rights upon the voluntary or involuntary liquidation, dissolution or winding up of Pebblebrook.
In addition to other preferential rights, each holder of Series F Preferred Shares is entitled to receive a liquidation preference, which is equal to $25.00 per Series F Preferred Share, plus any accrued and unpaid distributions to, but not including, the date of the payment, before the holders of Pebblebrook Common Shares, in the event of any voluntary or involuntary liquidation, dissolution or winding-up of Pebblebrook. Furthermore, Pebblebrook is restricted from declaring or paying any distributions, or setting aside any funds for the payment of distributions, on Pebblebrook Common Shares, Series C Preferred Shares, Series D Preferred Shares or Series E Preferred Shares or, subject to certain exceptions, redeeming or otherwise acquiring Pebblebrook Common Shares, Series C Preferred Shares, Series D Preferred Shares or Series E Preferred Shares, as applicable, unless full cumulative distributions on the Series F Preferred Shares have been declared and either paid or set aside for payment in full for all past distribution periods.
Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

The information about the Series E Articles Supplementary and the Series F Articles Supplementary set forth under Item 3.03 of this Current Report on Form 8-K is hereby incorporated by reference into this Item 5.03.

Pebblebrook, as the general partner of Pebblebrook OP, has amended the Second Amended and Restated Agreement of Limited Partnership of the Operating Partnership (the “Partnership Agreement”) to provide for the issuance of 4,400,000 6.375% Series E Cumulative Redeemable Preferred Units (liquidation preference $25.00 per unit) (the “Series E Preferred Units”) and 6,000,000 6.3% Series F Cumulative Redeemable Preferred Units (liquidation preference $25.00 per unit) (the “Series F Preferred Units”). Such amendment is filed as Exhibit 3.3 to this Current Report on Form 8-K and incorporated by reference herein. The Series E Preferred Units and the Series F Preferred Units have economic terms that mirror those of the Series E Preferred Shares and Series F Preferred Shares, respectively. The issuance of the Series E Preferred Units and the Series F Preferred Units will be exempt from registration pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended.

The Series E Preferred Units and the Series F Preferred Units will rank, as to distributions and upon liquidation, senior to the common units of limited partnership interest in Pebblebrook OP and on a parity with Pebblebrook OP’s 6.50% Series C Preferred Partnership Units, Pebblebrook OP’s 6.375% Series D Preferred Partnership Units and other parity units Pebblebrook OP may issue in the future.

This description of the material terms of the amendment to the Partnership Agreement is qualified in its entirety by reference to the amendment to the Partnership Agreement, which is filed as Exhibit 3.3 to this Current Report on Form 8-K and is hereby incorporated by reference into this Item 5.03.
Item 7.01 Regulation FD Disclosure.
On November 30, 2018, Pebblebrook issued a press release announcing the completion of the Mergers. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(a)    Financial Statements of Businesses Acquired.

The financial information required by this Item 9.01 is not being filed herewith. It will be filed not later than 71 days after the date on which this Current Report on Form 8-K is required to be filed.

(b)    Pro Forma Financial Information.

The financial information required by this Item 9.01 is not being filed herewith. It will be filed not later than 71 days after the date on which this Current Report on Form 8-K is required to be filed.

(d)    Exhibits.

Exhibit No.	Description
2.1
Agreement and Plan of Merger, dated as of September 6, 2018, by and among Pebblebrook Hotel Trust, Pebblebrook Hotel, L.P., Ping Merger Sub, LLC, Ping Merger OP, LP, LaSalle Hotel Properties and LaSalle Hotel Operating Partnership, L.P. (incorporated by reference to Exhibit 2.1 to Pebblebrook’s Current Report on Form 8-K filed on September 7, 2018).

2.2
Amendment No. 1 to the Agreement and Plan of Merger, by and among Pebblebrook Hotel Trust, Pebblebrook Hotel, L.P., Ping Merger Sub, LLC, Ping Merger OP, LP, LaSalle Hotel Properties and LaSalle Hotel Operating Partnership, L.P., dated as of September 18, 2018 (incorporated by reference to Exhibit 2.1 to Pebblebrook’s Current Report on Form 8-K filed on September 19, 2018).

3.1
Articles Supplementary to the Declaration of Trust of Pebblebrook designating the 6.375% Series E Cumulative Redeemable Preferred Shares, $0.01 par value per share (incorporated by reference to Exhibit 3.3 to Pebblebrook’s Registration Statement on Form 8-A filed on November 30, 2018).

3.2
Articles Supplementary to the Declaration of Trust of Pebblebrook designating the 6.3% Series F Cumulative Redeemable Preferred Shares, $0.01 par value per share (incorporated by reference to Exhibit 3.4 to Pebblebrook’s Registration Statement on Form 8-A filed on November 30, 2018).

3.3*	Third Amendment to the Second Amended and Restated Agreement of Limited Partnership of Pebblebrook Hotel, L.P.
99.1*	Press release, issued November 30, 2018 announcing the completion of the merger.

* Filed herewith

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PEBBLEBROOK HOTEL TRUST

December 3, 2018	By:	/s/ Raymond D. Martz

Name: Raymond D. Martz
Title: Executive Vice President, Chief Financial Officer, Treasurer and Secretary